UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                              ____________________

         Date of Report (Date of earliest event reported): May 20, 2005

                                  CENUCO, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            033-25900                75-2228820
(State or Other Jurisdiction        Commission File          IRS Employer
of Incorporation)                   Number)                  Identification No.)

                 6421 Congress Avenue, Boca Raton, Florida 33487
                    (Address of Principal Executive Offices)

                                  561-994-4446
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ____________________

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors that may cause Cenuco, Inc.'s ("Cenuco") and Hermes Acquisition Company I LLC's ("Hermes") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Cenuco's and Hermes' future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Cenuco's and Hermes' actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cenuco undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a) On May 20, 2005, pursuant to the terms of the Merger Agreement, dated March 16, 2005, as amended May 10, 2005 (the "Merger Agreement"), among Cenuco, Hermes Holding Company, Inc., a newly formed Delaware corporation and wholly owned subsidiary of Cenuco ("Merger Sub"), and Hermes, the parties executed a Plan of Merger (the "Plan of Merger") setting forth certain terms relating to the merger of Merger Sub with and into Hermes (the "Merger"). A summary of the Merger Agreement, including the Plan of Merger, and the terms of the Merger have been set forth in the Current Report on Form 8-K filed by Cenuco with the Securities and Exchange Commission (the "Commission") on March 17, 2005 and the Current Report on Form 8-K/A filed with the Commission on May 10, 2005. A copy of the Plan of Merger is attached to, and incorporated by reference in this Item of, this Current Report on Form 8-K/A as Exhibit 10.4.

         (b) On May 20, 2005, Cenuco and Joseph Falsetti, Cenuco's newly appointed Chairman of the Board and Chief Executive Officer, entered into an Employment Agreement dated as of May 20, 2005 (the "Falsetti Employment Agreement") for a three year period ending May 19, 2008, subject to automatic renewal for an additional three year term unless terminated by Cenuco or Mr. Falsetti with 90-days' prior written notice. Mr. Falsetti will receive an annual base salary of $450,000 and will be eligible to participate in or receive benefits under any employee benefit plans generally made available to similarly situated executives. In addition, Mr. Falsetti will be eligible to receive options to purchase shares of Cenuco's common stock at the sole discretion of the board of directors or the newly established Compensation Committee of the board of directors. The Falsetti Employment Agreement provides for payment to Mr. Falsetti of an amount equal to two times his base salary, payable in twenty four equal payments, the

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immediate vesting of all benefits, awards and grants and continuation for one year of all health benefit plans, programs or arrangements if Cenuco terminates Mr. Falsetti's employment other than for Cause (as defined in the Falsetti Employment Agreement) or if Mr. Falsetti terminates his employment at any time within six months following a Change in Control (as defined in the Falsetti Employment Agreement) because of a change in his duties inconsistent with his position, reporting, responsibilities, titles or offices prior to the Change in Control, a reduction in his base salary, the failure of Cenuco to maintain Mr. Falsetti's participation in its benefit plans, the failure to provide Mr. Falsetti with appropriate adjustments to compensation and relocation allowance in the event he is required to relocate or the failure of Cenuco to honor its obligations under the Falsetti Employment Agreement. During the period that any such severance benefits are being paid, Mr. Falsetti will not engage in any business that is competitive with the business of Cenuco and for a period of one year after such severance benefit payments cease or two years after the date of termination, whichever is later, Mr. Falsetti will not, within 75 miles of any operating location of Cenuco, engage in any business that is competitive with the business of Cenuco. A copy of the Falsetti Employment Agreement is attached to, and incorporated by reference in this Item of, this Current Report on Form 8-K/A as Exhibit 10.5. The foregoing description of the Falsetti Employment Agreement is qualified in its entirety by reference to the full text of the Falsetti Employment Agreement.

         (c) On May 20, 2005, Cenuco and Steven Bettinger, former President and Chief Executive Officer and a former member of Cenuco's board of directors, and Cenuco's newly appointed Vice President of Corporate Development and Investor Relations, entered into an Employment Agreement dated as of May 20, 2005 (the "Bettinger Employment Agreement") for a three year period ending May 19, 2008. Mr. Bettinger will receive an annual base salary of $250,000 and will be eligible to participate in or receive benefits under any employee benefit plans generally made available to similarly situated executives. In addition, Mr. Bettinger will be eligible to receive options to purchase shares of Cenuco's common stock at the sole discretion of the board of directors or the newly established Compensation Committee of the board of directors. The Bettinger Employment Agreement provides for payment to Mr. Bettinger of an amount equal to the base salary that would have been paid during the remaining term of the Bettinger Employment Agreement, payable in equal monthly installments over the remaining term, and continuation for the remaining term of all health benefit plans, programs or arrangements if Cenuco terminates Mr. Bettinger's employment other than for Cause (as defined in the Bettinger Employment Agreement) or if Mr. Bettinger terminates his employment at any time within six months following a Change in Control (as defined in the Bettinger Employment Agreement) because of a change in his duties inconsistent with his position, reporting, responsibilities, titles or offices prior to the Change in Control, a reduction in his base salary, the failure of Cenuco to maintain Mr. Bettinger's participation in its benefit plans, the failure to provide Mr. Bettinger with appropriate adjustments to compensation and relocation allowance in the event he is required to relocate or the failure of Cenuco to honor its obligations under the Bettinger Employment Agreement. During the period that any such severance benefits are being paid, Mr. Bettinger will not engage in any business that is competitive with the business of Cenuco and for a period of one year after such severance benefit payments cease or two years after the date of termination, whichever is later, Mr. Bettinger will not, within 75 miles of any operating location of Cenuco, engage in any business that is competitive with the business of Cenuco. A copy of the Bettinger Employment Agreement is attached to, and incorporated by reference in this Item of, this Current Report on Form 8-K/A as
Exhibit 10.6. The foregoing

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description of the Bettinger Employment Agreement is qualified in its entirety by reference to the full text of the Bettinger Employment Agreement.

         (d) On May 20, 2005, Cenuco entered into Indemnification Agreements (the "Indemnification Agreements") with each of Messrs. Edward J. Doyle, Joseph
A. Falsetti, Robert Picow, Kenneth D. Taylor and Francis Ziegler, the directors of Cenuco following the completion of the Merger. The Indemnification Agreements provide, among other things, that Cenuco will indemnify and hold harmless each of the directors to the fullest extent not prohibited by applicable law and will advance expenses incurred by each of the directors provided that such director undertakes in writing to repay any such advances in the event that it is ultimately determined that such director is not entitled to indemnification. A copy of the form of Indemnification Agreement is attached to, and incorporated by reference in this Item of, this Current Report on Form 8-K/A as Exhibit 10.7. The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 20, 2005, pursuant to the Merger Agreement and the Plan of Merger, Merger Sub was merged with and into Hermes. A copy of the Merger Agreement was previously filed as an Exhibit to a Current Report on Form 8-K filed by Cenuco on March 17, 2005 and a copy of the amendment to the Merger Agreement was filed as an Exhibit to a Current Report on Form 8-K/A filed by Cenuco on May 10, 2005. In the Merger, the members of Hermes (the "Hermes Members") received an aggregate of 2,553.6746 shares of Cenuco's Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), representing 65% of the outstanding voting power of Cenuco capital stock.

         A copy of the proposed Certificate of Designation, Preferences and Rights of the Series A Preferred Stock (the "Certificate of Designation") was previously filed as an Exhibit to the Current Report on Form 8-K/A filed by Cenuco on May 10, 2005. Cenuco's certificate of incorporation authorizes Cenuco to issue up to 1,000,000 shares of preferred stock, and the board of directors has the authority, without further action by the holders of the outstanding shares of the Common Stock, to issue shares of the preferred stock from time to time in one or more series with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions. The designation, preferences, conversion rights, cumulative, relative, participating, optional and other rights, including voting rights, qualifications, limitations and restrictions of the Series A Preferred Stock are set forth in the Certificate of Designation.

         There are currently outstanding 13,750,556 shares of Common Stock and options and warrants with respect to an aggregate of 2,786,712 shares of Common Stock. As a consequence of the consummation of the Merger, the Hermes Members own 65% of the outstanding voting power of Cenuco capital stock and, upon conversion of the Series A Preferred Stock into Common Stock, such holders of the Series A Preferred Stock will own 65% of the then outstanding shares of Common Stock. Conversion of the Series A Preferred Stock into Common Stock requires the authorization of Cenuco's holders of Common Stock (without the vote of holders of Series A Preferred Stock) to (a) an amendment to Cenuco's certificate of

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incorporation increasing the authorized shares of the Common Stock to such number as, at a minimum, would permit the conversion of all the shares of the Series A Preferred Stock and any other shares of Common Stock that may be issued in connection with the Merger and (b) the issuance of the shares of Common Stock upon conversion of all of the shares of the Series A Preferred Stock (the "Voting Proposals").

         Each share of the Series A Preferred Stock will initially be convertible into 10,000 shares of Common Stock. This conversion ratio assumes that no existing options or warrants are exercised prior to the date of conversion of the Series A Preferred Stock into Common Stock. Any such exercise would result in an adjustment in the conversion ratio and the number of shares of Common Stock issuable upon conversion to retain the 65% ratio. The conversion ratio and the shares of Common Stock issuable upon conversion are also subject to adjustment upon the occurrence of stock splits, stock dividends or similar events.

         As previously described in the Current Report on Form 8-K/A filed by Cenuco on May 10, 2005, prior to the earlier of (x) December 31, 2005 and (y) the date the Cenuco stockholders approve the Voting Proposals, Hermes has agreed that it shall not, by acting through Cenuco's board of directors or otherwise, cause Cenuco to: (i) declare any dividends or distributions on any capital stock of Cenuco prior to March 31, 2006, (ii) cause any default or breach under the terms of the Certificate of Designation; (iii) cause the liquidation (voluntary or otherwise), dissolution or winding up of Cenuco; (iv) enter into any consolidation, merger, combination or other similar transaction in which issued and outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property; or (v) otherwise alter or change in any material respect the powers, preferences or special rights of the Series A Preferred Stock.

         The Merger Agreement obligates the board of directors of Cenuco, as soon as practicable, but in no event later than 120 days after the effective time of the Merger, to call a meeting of Cenuco stockholders to consider and vote upon the Voting Proposals. As previously described in the Current Report on Form 8-K/A filed by Cenuco on May 10, 2005, certain stockholders of Cenuco who are the beneficial owners of an aggregate of 7,220,654 shares of Common Stock have agreed to vote their shares of Common Stock in favor of the Voting Proposals. Because the Cenuco stockholders who have agreed to vote their shares in favor of the Voting Proposals hold approximately 52.5% of the outstanding shares of Common Stock, their vote in favor of the Voting Proposals will be sufficient to approve the Voting Proposals without the vote of any other Cenuco stockholder if no additional shares of Common Stock are issued prior to the record date for the stockholder meeting.

         Except for the Merger Agreement and the transactions contemplated by the Merger Agreement, including, without limitation, the provisions of the voting agreements, neither Cenuco, nor its directors and officers, had any material relationship with Hermes or any of the Hermes Members.

         The foregoing descriptions of the Merger Agreement and the Certificate of Designation are qualified in their entirety by reference to the full text of the Current Report on Form 8-K filed by Cenuco on March 17, 2005 and the Current Report on Form 8-K/A filed by Cenuco on May

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10, 2005 and the full texts of the Merger Agreement and the Certificate of
Designation filed as Exhibits thereto.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K/A, which disclosure is incorporated herein by reference.

         As discussed above, in connection with the consummation of the Merger, Cenuco issued a total of 2,553.6746 shares of its Series A Preferred Stock to the Hermes Members. Upon approval by the holders of the Common Stock of the Voting Proposals at a duly convened meeting of the stockholders of Cenuco, the shares of Series A Preferred Stock will be mandatorily converted into shares of Common Stock representing 65% of the issued and outstanding shares of Common Stock.

         Cenuco relied upon Section 4(2) of the Securities Act for the offer and sale. Cenuco believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

         Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K/A, which disclosure is incorporated herein by reference.

         As discussed above, in connection with the consummation of the Merger, Cenuco issued a total of 2,553.6746 shares of its Series A Preferred Stock to the Hermes Members representing 65% of the outstanding voting power of Cenuco capital stock.

         Also, on May 20, 2005, in connection with the consummation of the Merger, Steven Bettinger, Andrew Lockwood and Jack Phelan resigned as members of Cenuco's board of directors. The remaining director, Robert Picow, appointed three new directors, Joseph A. Falsetti, Kenneth D. Taylor and Edward J. Doyle, to fill the vacancies resulting from the resignations. The four directors then appointed a fifth director, Francis Ziegler to the board. The newly constituted board appointed the following new officers for Cenuco:

             Joseph A. Falsetti         President and Chief Executive
                                        Officer
             Brian J Geiger             Chief Financial Officer
             William B. Acheson         Vice President, Global Sales
             Franco Pettinato           Senior Vice President, Operations

         Cenuco's board of directors has established two new standing committees, a Compensation Committee and a Nominating Committee, in addition to its Audit Committee. Each of Messrs. Doyle, Taylor and Ziegler was determined by the board of directors to be an independent director as such term is defined in Rule 121A of the American Stock Exchange Company Guide and Rule 10A-3 under the Exchange Act. Messrs. Doyle, Taylor and Ziegler have been appointed to serve on each of the Audit Committee, the Compensation Committee and the Nominating Committee.

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         Steven Bettinger resigned his position as the President and Chief
Executive Officer, Jordan Serlin resigned his position as Chief Operating Officer and Adam Wasserman resigned his position as Chief Financial Officer of Cenuco on May 20, 2005. Mr. Bettinger was then appointed Vice President of Corporate Development and Investor Relations of Cenuco and Messrs. Serlin and Wasserman became officers of a newly created Wireless Data Products and Technology Division of Cenuco. At the same time, Robert Picow was appointed Chief Executive Officer of the Wireless Data Products and Technology Division.

         On May 10, 2005 Cenuco filed an information statement (the "Information Statement") pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder with respect to the Hermes designees and mailed a copy of the Information Statement to its stockholders on May 10, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Reference is made to the disclosure set forth under Item 5.01 of this Current Report on Form 8-K/A, which disclosure is incorporated herein by reference.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         For accounting purposes, Hermes will be deemed to be the acquirer in a reverse transaction and consequently the transaction will be treated as a recapitalization of Hermes. Herme's financial statements will become the historical financial statements of the post-Merger entity. Because Hermes has a fiscal year that ends on the last day of February, as compared with Cenuco's fiscal year that ends on June 30, Cenuco changed its fiscal year to the last day of February, effective with the effective time of the Merger. Cenuco will file a transition report on Form 10-K for the period from March 1, 2004 to February 28, 2005 not later than ninety (90) calendar days after the date that the board of directors of Cenuco determined to change Cenuco's fiscal year.

         On May 20, 2005, Cenuco's board of directors approved a restated certificate of incorporation which was filed with the Secretary of State of the State of Delaware on May 23, 2005. The restated certificate of incorporation restates and integrates and does not further amend the provisions of Cenuco's certificate of incorporation as theretofore amended or supplemented. A copy of the restated certificate of incorporation is attached to, and incorporated by reference in this Item of, this Current Report on Form 8-K/A as Exhibit 3(i).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

         As permitted by Item 9.01(a)(4) of Form 8-K, Cenuco will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K/A not later than seventy one
(71) calendar days after the date this Form 8-K/A must be filed.

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         (b)      Pro Forma Financial Information

         As permitted by Item 9.01(b)(2) of Form 8-K, Cenuco will, if required, file the financial statements required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K/A not later than seventy one
(71) calendar days after the date this Form 8-K/A must be filed.

         (c)      Exhibits

         Number            Description of Exhibit
         ------            ----------------------
         3(i)              Restated Certificate of Incorporation of Cenuco,
                           Inc. (1)

         10.4 Plan of Merger, dated May 20, 2005, among Cenuco, Inc., Hermes Holding Company, Inc. and Hermes Acquisition Company I LLC (1)

         10.5 Employment Agreement, dated May 20, 2005, between Joseph Falsetti and Cenuco, Inc. (1)

         10.6 Employment Agreement, dated May 20, 2005, between Steven Bettinger and Cenuco, Inc. (1)

         10.7 Form of Indemnification Agreement between Cenuco, Inc. and each of the members of the board of directors of Cenuco, Inc. (1)

         ------------------------

         (1)      Filed herewith

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2005                      CENUCO, INC.


                                    By: /s/  Joseph A. Falsetti
                                        ----------------------------
                                             Joseph A. Falsetti
                                             President and Chief
                                             Executive Officer

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